UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

BNY Mellon Absolute Insight Multi-Strategy Fund

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Absolute Insight Multi-Strategy Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Absolute Insight Multi-Strategy Fund, covering the period from the fund’s inception on December 4, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from December 4, 2015 through October 31, 2016, as provided by Sonja Uys, Portfolio Manager of Pareto Investment Management Limited, sub-investment adviser

Fund and Market Performance Overview

Between the fund’s inception on December 4, 2015 and October 31, 2016, BNY Mellon Absolute Insight Multi-Strategy Fund’s Class A shares produced a total return of -1.04%, Class C shares returned -1.76%, Class I shares returned -0.88%, and Class Y shares returned -0.88%.1 In comparison, the fund’s benchmark, the U.S. Dollar 1-Month London Interbank Offered Rate (LIBOR) Index, produced a total return of 0.42% for the period of November 30, 2015 through October 31, 2016.2

Global bonds gained value amid falling interest rates, and equities posted more modestly positive returns in a volatile market environment. The fund lagged its benchmark. The absolute return emerging market strategy was the key positive contributor over the period, with smaller positive contributions from both the equity strategy and dynamic opportunities strategies. In contrast, the currency strategy was the main detractor from performance. The absolute return credit strategy made no material impact on performance over the period.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally allocates its assets across multiple “absolute return” investment strategies. Through exposure to these investment strategies, the fund seeks to generate positive returns on a rolling 12-month basis with less volatility than major equity markets. The fund is designed to complement traditional equity and fixed-income portfolios.

The investment strategies employed by the fund include: the equity market neutral strategy, the absolute return equity strategy, the absolute return emerging market strategy, the absolute return credit strategy, the absolute return dynamic opportunities strategy, and the currency strategy. The fund’s sub-investment adviser has considerable latitude in allocating the fund’s investments to any of the strategies and may vary the amount of the fund’s assets allocated to a strategy depending on market conditions.

In early October, the fund used this latitude to change its strategic target allocations and reduced its allocation to the equity market neutral strategy to zero. This was offset by an increase in the exposure to the absolute return equity strategy, which is managed by the same team. Small increases were also made to the target weights of the dynamic opportunities and currency strategies.

Volatility Buffeted Financial Markets

Global equities drifted lower during the final months of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. Investors also nervously anticipated a short-term interest rate hike in the United States, which occurred in mid-December. Investor sentiment turned more sharply negative in January 2016 amid further deterioration in commodity prices, disappointing economic data in China, and worries that higher short-term U.S. rates might weigh on economic activity.

Stocks began to rebound in mid-February when investors responded positively to encouraging economic data, recovering commodity prices, new rounds of monetary easing, and indications that additional U.S. rate hikes would be delayed. Markets endured another bout of volatility in June when the United Kingdom voted to leave the European Union, but equities quickly rebounded. In October, uncertainty surrounding U.S. elections weighed on global stocks, causing them to give back previous gains.

Bonds fared better than equities in this environment when interest rates declined in response to sluggish global economic growth, low inflation, and aggressively accommodative monetary policies from most central banks. Meanwhile, after losing value against the U.S. dollar early in the reporting period, most foreign currencies reversed direction and posted gains as overseas investor sentiment improved.

DISCUSSION OF FUND PERFORMANCE (continued)

Currency Strategy Weighed on Fund Results

The fund’s relative performance was undermined over much of the reporting period by the absolute return currency strategy. The shortfall stemmed from long U.S. dollar positions against a number of currencies, including the euro, Australian dollar, New Zealand dollar, and emerging market currencies such as the Brazilian real and South African rand. The absolute return credit strategy faltered to a lesser degree, as losses early in the reporting period from short exposure to European high yield bonds were later largely offset by better results from investment-grade and high yield securities.

The fund achieved stronger relative performance from the emerging markets debt strategy. External government debt was the largest contributor, while external corporate debt and local rates also had a positive impact. The absolute return equity and equity market neutral strategies made more mildly positive contributions to performance despite an environment early in the reporting period in which share price movements were driven more by macroeconomic trends than underlying company fundamentals. However, stock-specific fundamentals seemed to reassert themselves during the third quarter of 2016 as Brexit-related fears subsided. The fund achieved especially strong results from a long position in a product-testing company focused on food and pharmaceuticals, areas of especially strong growth.

A Cautiously Constructive Investment Posture

The market appears to remain focused on central bank rhetoric, looking in particular at the next U.S. rate hike, and robust demand for income has continued to support both bonds and equity valuations. Therefore, the managers of the underlying strategies remain constructive but cautious. The emerging market debt and credit teams both have net long positions. The absolute return equity strategy remains tightly hedged with little net market exposure, and the currency strategy has maintained relatively low gross exposure. In our view, the fund remains well diversified and positioned to deliver attractive returns with low volatility regardless of the future direction of markets.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

To the extent the fund invests in foreign securities, its performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Short sales may involve substantial risk and “leverage.” Short sales expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund’s sub-investment adviser to allocate effectively the fund’s assets among the underlying investment strategies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 1, 2017, at which time it may be extended, modified, or terminated. Past performance is no guarantee of future results.
2 Source: Bloomberg — The London Interbank Offered Rate (LIBOR) Index is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short-term interest rates, and is an international rate. The London Interbank Offered Rate is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA). The rate is an average derived from 16 quotations provided by banks determined by the BBA; the four highest and lowest are then eliminated, and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360-day count basis, and settlement is for two days hence.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Absolute Insight Multi-Strategy Fund Class A shares, Class C shares, Class I shares, and Class Y shares, and the U.S. Dollar 1-Month London Interbank Offered Rate (LIBOR) Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of BNY Mellon Absolute Insight Multi-Strategy Fund on 12/4/15 (inception date) to a $10,000 investment made in the U.S. Dollar 1-Month London Interbank Offered Rate (LIBOR) Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate. LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA). The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Actual Aggregate Total Returns as of 10/31/16
	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (5.75%)	12/4/15	-6.71%
without sales charge	12/4/15	-1.04%
Class C shares
with applicable redemption charge†	12/4/15	-2.74%
without redemption	12/4/15	-1.76%
Class I shares	12/4/15	-0.88%
Class Y shares	12/4/15	-0.88%
U.S. Dollar 1-Month London Interbank Offered Rate (LIBOR) Index	11/30/15	0.42%††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† For comparative purposes, the value of the Index as of 11/30/15 is used as the beginning value on 12/4/15.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Absolute Insight Multi-Strategy Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.78	$12.51	$7.53	$7.53
Ending value (after expenses)	$996.00	$991.10	$996.00	$996.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.87	$12.65	$7.61	$7.61
Ending value (after expenses)	$1,016.34	$1,012.57	$1,017.60	$1,017.60

† Expenses are equal to the fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C, 1.50% for Class I and 1.50% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2016

Bonds and Notes - 28.8%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Argentina - .8%
Argentine Government, Sr. Unscd. Notes		7.63	4/22/46	500,000		547,250
Argentine Government, Unscd. Bonds	ARS	18.20	10/3/21	6,000,000		418,483
Banco Hipotecario, Sr. Unscd. Notes	ARS	24.73	1/12/20	9,400,000	[b]	634,318
Petrobras Argentina, Sr. Unscd. Notes		7.38	7/21/23	700,000		719,250
					2,319,301
Australia - .3%
Commonwealth Bank of Australia, Sr. Unscd. Bonds		1.40	9/8/17	500,000		500,313
Rio Tinto Finance USA, Gtd. Notes		3.75	6/15/25	250,000		266,499
					766,812
Austria - .4%
Raiffeisen Bank International, Sub. Notes	EUR	6.63	5/18/21	200,000		242,969
Raiffeisen Bank International, Sub. Notes	EUR	4.50	2/21/25	400,000	[b]	429,815
RZB Finance Jersey IV, Jr. Sub. Notes	EUR	1.65	5/29/49	150,000	[b]	148,196
Sappi Papier Holding, Sr. Scd. Notes	EUR	4.00	4/1/23	200,000		229,019
					1,049,999
Bahrain - .4%
Bahraini Government, Sr. Unscd. Bonds		7.00	10/12/28	1,100,000		1,135,750
Bermuda - .4%
Digicel, Gtd. Notes		6.75	3/1/23	600,000	[c]	541,320
Digicel Group, Gtd. Notes		8.25	9/30/20	700,000		621,600
					1,162,920
Brazil - .9%
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/18	1,000,000		307,224
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/19	2,000,000		610,395
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/21	2,000,000		603,161
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/23	3,000,000		888,720
Vale Overseas, Gtd. Notes		5.63	9/15/19	200,000		213,500
					2,623,000
Canada - .6%
Bank of Montreal, Sr. Unscd. Notes		2.50	1/11/17	500,000		501,551
Fortis, Sr. Unscd. Notes		3.06	10/4/26	1,240,000		1,223,353

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Canada - .6% (continued)
Viterra, Gtd. Notes		5.95	8/1/20	39,000		41,960
					1,766,864
Colombia - .4%
Colombian Government, Bonds, Ser. B	COP	11.00	7/24/20	1,500,000,000		570,227
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	300,000,000		117,500
Colombian Government, Bonds, Ser. B	COP	7.75	9/18/30	1,468,000,000		501,680
					1,189,407
Cyprus - .1%
Aroundtown Property Holdings, Sr. Unscd. Bonds	EUR	1.50	7/15/24	400,000		427,090
Denmark - .3%
Nykredit Realkredit, Sub. Notes	EUR	4.00	6/3/36	240,000	[b]	272,377
TDC, Sr. Unscd. Notes	EUR	1.75	2/27/27	430,000		467,083
					739,460
Dominican Republic - .2%
Dominican Republic Government, Sr. Unscd. Notes		6.88	1/29/26	300,000		330,000
Dominican Republic Government, Sr. Unscd. Notes		6.85	1/27/45	250,000		260,625
					590,625
Egypt - .1%
Egyptian Government, Sr. Unscd. Notes		6.88	4/30/40	400,000		365,760
France - .9%
BNP Paribas, Sr. Unscd. Bonds	EUR	0.75	11/11/22	400,000		446,421
BNP Paribas, Sr. Unscd. Notes	GBP	1.13	8/16/22	176,000		209,485
Danone, Sr. Unscd. Notes	EUR	0.17	11/3/20	400,000		438,839
Numericable-SFR, Sr. Scd. Notes		7.38	5/1/26	250,000	[c]	252,813
SapphireOne Mortgages, Ser. 2016-2, Cl. D	EUR	2.25	6/25/61	100,000	[b]	106,965
Societe Generale, Jr. Sub. Notes		7.38	12/29/49	464,000	[b]	461,216
TOTAL, Jr. Sub. Notes	EUR	2.71	12/29/49	282,000	[b]	308,050
TOTAL, Jr. Sub. Notes	EUR	3.37	12/29/49	361,000	[b]	392,628
					2,616,417
Germany - .2%
Unitymedia, Scd. Notes	EUR	3.75	1/15/27	500,000		523,190
Ghana - .5%
Ghanaian Government, Govt. Gtd. Bonds		10.75	10/14/30	450,000		531,544

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Ghana - .5% (continued)
Ghanaian Government, Sr. Unscd. Notes		9.25	9/15/22	750,000		779,126
					1,310,670
Hong Kong - .2%
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/24	439,000		476,054
Indonesia - .8%
Indonesian Government, Sr. Unscd. Bonds, Ser. FR56	IDR	8.38	9/15/26	5,700,000,000		466,314
Indonesian Government, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/36	6,000,000,000		480,000
Indonesian Government, Sr. Unscd. Bonds, Ser. FR73	IDR	8.75	5/15/31	16,925,000,000		1,451,168
					2,397,482
Iraq - .2%
Iraqi Government, Unscd. Bonds		5.80	1/15/28	550,000		444,693
Ireland - 1.2%
Avoca, Ser. 16X, Cl. D	EUR	4.30	7/15/29	400,000	[b]	447,884
Avoca, Ser. 17X, Cl. E	EUR	5.95	1/15/30	489,000	[b]	512,204
BlackRock European, Ser. 2X, Cl. E	EUR	6.25	1/15/30	500,000	[b]	524,617
Eaton Capital Unlimited, Gtd. Bonds	EUR	0.75	9/20/24	140,000		152,196
Glencore Finance Europe, Gtd. Notes		1.99	5/6/18	200,000	[b]	199,000
Lansdowne Mortgage Securities No 1, Ser. 1, Cl. A2	EUR	1.50	6/15/45	377,755	[b]	335,534
Sorrento Park, Ser. 1X, Cl. D	EUR	4.60	11/16/27	500,000	[b]	501,756
Taurus, Ser. 2016, Cl. DE1	EUR	4.25	11/17/26	400,000	[b]	439,102
Virgin Media Receivables Financing Notes I, Sr. Unscd. Bonds	GBP	5.50	9/15/24	300,000		361,588
					3,473,881
Italy - 1.1%
Banca Monte dei Paschi di Siena, Sub. Notes	EUR	5.00	4/21/20	50,000		43,047
Banca Monte dei Paschi di Siena, Sub. Notes	EUR	5.60	9/9/20	350,000		302,576
Banco Popolare, Sr. Unscd. Notes	EUR	2.75	7/27/20	442,000		499,772
DECO, Ser. 2014, Cl. D	EUR	2.65	2/22/26	400,000	[b]	440,239
DECO, Ser. 2014, Cl. D	EUR	2.40	4/27/27	244,876	[b]	269,623
REITALY Finance, Ser. 2015-1, Cl. B	EUR	3.15	5/22/27	400,000	[b]	433,367
UniCredit, Jr. Sub. Notes	EUR	6.75	12/29/49	730,000	[b]	710,206

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Italy - 1.1% (continued)
UniCredit, Sub. Notes	EUR	4.38	1/3/27	300,000	[b] 329,575
					3,028,405
Ivory Coast - .3%
Ivory Coast Government, Sr. Unscd. Bonds		5.75	12/31/32	594,000	[b] 584,306
Ivory Coast Government, Sr. Unscd. Notes		6.38	3/3/28	300,000	314,138
					898,444
Japan - .1%
Sumitomo Mitsui Banking, Gtd. Bonds		1.95	7/23/18	250,000	251,653
Luxembourg - .4%
Cabot Financial Luxembourg, Sr. Scd. Bonds	GBP	6.50	4/1/21	000	209,906
Minerva Luxembourg, Gtd. Notes		6.50	9/20/26	800,000	784,800
Play Topco, Sr. Unscd. Notes	EUR	7.75	2/28/20	100,000	112,366
Wind Acquisition Finance, Scd. Notes	EUR	7.00	4/23/21	150,000	171,904
					1,278,976
Malaysia - .5%
Malaysian Government, Sr. Unscd. Bonds, Ser. 0115	MYR	3.96	9/15/25	2,170,000	525,312
Malaysian Government, Sr. Unscd. Bonds, Ser. 0316	MYR	4.07	9/30/26	2,100,000	514,362
Malaysian Government, Sr. Unscd. Bonds, Ser. 411	MYR	4.23	6/30/31	2,100,000	512,648
					1,552,322
Mexico - 1.1%
Comision Federal de Electricidad, Sr. Unscd. Notes		4.75	2/23/27	300,000	305,250
Mexican Government, Bonds, Ser. M	MXN	8.00	6/11/20	18,000,000	1,019,584
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/24	15,380,000	1,013,422
Petroleos Mexicanos, Gtd. Notes		6.88	8/4/26	700,000	784,280
					3,122,536
Netherlands - 1.5%
EDP Finance, Sr. Unscd. Notes	EUR	5.75	9/21/17	185,000	213,554
EDP Finance, Sr. Unscd. Notes		4.90	10/1/19	250,000	265,135
GTH Finance, Gtd. Notes		6.25	4/26/20	200,000	209,444
GTH Finance, Gtd. Notes		7.25	4/26/23	500,000	533,625
Marfrig Holdings Europe, Gtd. Notes		8.00	6/8/23	200,000	207,000
Mylan, Gtd. Notes		3.95	6/15/26	640,000	[c] 639,888

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Netherlands - 1.5% (continued)
Petrobras Global Finance, Gtd. Notes		8.38	5/23/21	300,000	332,340
Petrobras Global Finance, Gtd. Notes		8.75	5/23/26	500,000	564,500
Rabobank Nederland, Gtd. Notes		3.38	1/19/17	460,000	462,361
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes		1.70	7/19/19	500,000	497,486
Volkswagen Financial Services, Gtd. Notes	GBP	1.25	12/15/16	260,000	318,490
					4,243,823
New Zealand - .3%
ASB Finance, Gtd. Notes	GBP	1.00	9/7/20	750,000	901,918
Peru - .3%
Peruvian Government, Sr. Unscd. Notes	PEN	8.20	8/12/26	1,955,000	690,614
Peruvian Government, Sr. Unscd. Notes	PEN	6.35	8/12/28	205,000	62,854
Peruvian Government, Sr. Unscd. Notes	PEN	6.95	8/12/31	300,000	97,173
					850,641
Poland - .3%
Polish Government, Bonds, Ser. 726	PLN	2.50	7/25/26	3,431,000	831,459
Portugal - .1%
Galp Gas Natural Distribuicao, Sr. Unscd. Notes	EUR	1.38	9/19/23	300,000	329,132
Qatar - .3%
QNB Finance, Gtd. Notes		2.13	9/7/21	746,000	730,613
Romania - .2%
Romanian Government, Bonds, Ser. 10Y	RON	5.85	4/26/23	700,000	201,719
Romanian Government, Bonds, Ser. 10Y	RON	4.75	2/24/25	1,000,000	273,980
					475,699
Russia - .5%
Russian Government, Bonds, Ser. 6211	RUB	7.00	1/25/23	76,100,000	1,117,865
Sberbank of Russia, Sub. Notes		5.50	2/26/24	250,000	[b] 248,438
					1,366,303
Saudi Arabia - .3%
Saudi Arabian Government, Sr. Unscd. Notes		4.50	10/26/46	800,000	787,700
Spain - .4%
Banco Popular Espanol, Jr. Sub. Bonds	EUR	8.25	4/29/49	200,000	[b] 202,810
Inmobiliaria Colonial, Sr. Unscd. Notes	EUR	1.45	10/28/24	500,000	540,315

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Spain - .4% (continued)
Santander Consumer Finance, Sr. Unscd. Notes	EUR	0.75	4/3/19	300,000		333,449
					1,076,574
Suriname - .1%
Surinamese Government, Sr. Unscd. Notes		9.25	10/26/26	300,000		315,042
Thailand - .4%
Thai Government, Sr. Unscd. Bonds	THB	3.85	12/12/25	16,200,000		528,099
Thai Government, Sr. Unscd. Bonds	THB	2.13	12/17/26	18,500,000		527,477
					1,055,576
Turkey - .8%
Turkish Government, Bonds	TRY	7.10	3/8/23	1,800,000		510,463
Turkish Government, Bonds	TRY	10.60	2/11/26	1,920,000		650,600
Turkish Government, Sr. Unscd. Notes		4.88	10/9/26	800,000		799,539
Turkish Government, Sr. Unscd. Notes		4.88	4/16/43	200,000		178,251
					2,138,853
Ukraine - .6%
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/23	330,000		320,942
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/26	250,000		239,148
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/27	1,080,000		1,029,132
					1,589,222
United Kingdom - 2.3%
Anglo American Capital, Gtd. Notes		4.13	4/15/21	200,000		203,175
Anglo American Capital, Gtd. Notes	EUR	3.25	4/3/23	200,000		228,322
Annington Finance No 5, Sr. Scd. Notes	GBP	13.00	1/15/23	300,000		434,069
Barclays, Jr. Sub. Bonds		7.88	12/29/49	348,000	[b]	346,382
CPUK Finance, Scd. Notes	GBP	7.00	2/28/42	200,000		259,904
HSBC Bank, Jr. Sub. Notes, Ser. 1M		1.19	6/29/49	370,000	[b]	259,000
HSBC Holdings, Sub. Notes	GBP	6.38	10/18/22	350,000	[b]	445,856
Imperial Brands Finance, Gtd. Notes		2.05	2/11/18	450,000	[c]	452,003
Jerrold Finco, Sr. Scd. Notes	GBP	6.25	9/15/21	200,000		243,271
Lanark Master Issuer, Ser. 2016-1, Cl. 1A	GBP	1.50	12/22/54	200,000	[b]	247,640
London Stock Exchange Group, Sr. Unscd. Bonds	GBP	9.13	10/18/19	180,000		269,128

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United Kingdom - 2.3% (continued)
London Wall Mortgage Capital, Ser. 2016-FL1, Cl. C	GBP	6.00	8/15/48	100,000	[b]	122,724
Nationwide Building Society, Sr. Unscd. Notes	EUR	0.50	10/29/19	325,000		359,585
NewDay Funding, Ser. 2015-1, Cl. D	GBP	2.77	7/15/23	350,000	[b]	420,702
Paragon Mortgages, Ser. 13X, Cl. B1B	EUR	0.07	1/15/39	370,000	[b]	342,665
Residential Mortgage Securities 19, Ser. 19X, CL. A2C	EUR	0.08	2/11/38	392,320	[b]	413,264
Slate No.1, Ser. 1, Cl. D	GBP	2.70	1/24/51	350,000	[b]	407,461
Towd Point Mortgage Funding, Ser. 2016-AU10, Cl. C	GBP	1.91	4/20/45	120,000	[b]	142,822
Trinity Acquisition, Gtd. Notes		3.50	9/15/21	196,000		202,648
Vodefone Group, Sr. Unscd. Notes		1.50	2/19/18	350,000		349,626
Warwick Finance Residential Mortgages No One, Ser. 1, Cl. C	GBP	1.88	9/21/49	350,000	[b]	410,691
					6,560,938
United States - 7.5%
AT&T, Sr. Unscd. Notes		5.80	2/15/19	395,000		428,953
Axalta Coating Systems, Gtd. Notes		4.88	8/15/24	197,000	[c]	200,448
Babson, Ser. 2016-2A, Cl. D		4.63	7/20/28	250,000	[b,c]	246,691
Bank of America, Sr. Unscd. Notes	GBP	2.30	7/25/25	487,000		580,051
Berkshire Hathaway Finance, Sr. Unscd. Notes		1.30	8/15/19	1,000,000		998,261
Caterpillar Financial Services, Sr. Unscd. Notes		2.25	12/1/19	430,000		438,013
CCG Receivables Trust, Ser. 2014-1, Cl. A2		1.06	11/15/21	126,883	[c]	126,730
Celanese US Holdings, Gtd. Notes		5.88	6/15/21	200,000		228,788
Celanese US Holdings, Gtd. Notes		4.63	11/15/22	200,000		219,000
Celgene, Sr. Unscd. Notes		3.88	8/15/25	190,000		200,004
Cerberus Onshore II, Ser. 2016-2A, Cl. D		6.24	11/17/27	250,000	[b,c]	244,150
Cisco Systems, Sr. Unscd. Notes		1.40	9/20/19	510,000		509,966
Citgo Holding, Sr. Scd. Notes		10.75	2/15/20	300,000	[c]	307,500
Citigroup, Sr. Unscd. Notes		2.05	12/7/18	450,000		452,729
Colony Starwood Homes 2016-2 Trust, Ser. 2016-2A, Cl. E		3.89	12/17/33	200,000	[b,c]	201,089
Colony Starwood Homes Trust, Ser. 2016-1A, Cl.D		3.63	7/17/33	127,000	[b,c]	128,617

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 7.5% (continued)
Comcast, Gtd. Notes		1.63	1/15/22	330,000		324,022
Dominion Resources, Sr. Unscd. Notes, Ser. B		1.60	8/15/19	600,000		599,425
Drive Auto Receivables Trust, Ser. 15-BA, Cl. B		2.12	6/17/19	226,780	[c]	227,518
Endeavor Energy Resources, Sr. Unscd. Notes		7.00	8/15/21	200,000	[c]	204,500
EQTY-INNS Mortgage Trust, Ser. 2014, Cl. E		3.98	5/8/31	300,000	[b,c]	293,451
Flagship Credit Auto Trust, Ser. 2016-1, Cl. C		6.22	6/15/22	500,000	[c]	536,814
Gulfport Energy, Sr. Unscd. Notes		6.00	10/15/24	180,000	[c]	183,375
Herc Rentals, Scd. Notes		7.50	6/1/22	250,000	[c]	250,625
Home Partners of America 2016-2 Trust, Ser. 2016-2, Cl. E		4.31	10/17/33	500,000	[b,c]	498,094
Honeywell International, Sr. Unscd. Bonds	EUR	0.65	2/21/20	160,000		178,574
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-CB19, Cl. A4		5.71	4/12/17	375,532	[b]	379,873
ML-CFC Commercial Mortgage Trust, Ser. 2007-8, Cl. AM		5.87	8/12/49	1,000,000	[b]	992,165
Molson Coors Brewing, Gtd. Notes		1.45	7/15/19	582,000		578,866
MVW Owner Trust 2016-1, Ser. 2016-1A, Cl. A		2.25	12/20/33	155,566	[c]	154,862
Philip Morris International, Sr. Unscd. Notes		1.25	11/9/17	450,000		450,140
Progress Residential Trust, Ser. 2016-SFR1, Cl. C		3.03	9/17/33	100,000	[b,c]	101,324
Regatta VII Funding, Ser. 2016-1A, Cl. D		4.60	12/20/28	250,000	[b,c]	243,096
Reynolds Group Issuer, Sr. Scd. Notes		5.13	7/15/23	65,000		66,666
SABMiller Holdings, Gtd. Notes		2.20	8/1/18	500,000		505,984
Schlumberger Holdings, Sr. Unscd. Notes		4.00	12/21/25	94,000		101,110
Sprint Communications, Sr. Unscd. Debs.		9.25	4/15/22	150,000		167,250
Sprint Communications, Sr. Unscd. Notes		6.00	12/1/16	100,000		100,250
Taco Bell Funding, Ser. 2016-1A, Cl. A2II		4.38	5/25/46	500,000	[c]	514,419
Thermo Fisher Scientific, Sr. Unscd. Bonds	EUR	1.38	9/12/28	302,000		324,832
U.S. Treasury Inflation Protected Securities, Notes		0.13	7/15/26	4,772,705	[d]	4,788,598
UDR, Gtd. Notes		4.00	10/1/25	315,000		337,529
Viacom, Sr. Unscd. Debs.		5.25	4/1/44	385,000		408,289

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 28.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
United States - 7.5% (continued)
Wells Fargo & Co, Sr. Unscd. Notes	GBP	2.00	7/28/25	171,000	201,906
Wells Fargo Bank, Sr. Unscd. Notes		1.75	5/24/19	1,000,000	1,004,269
Western Gas Partners, Sr. Unscd. Notes		3.95	6/1/25	248,000	248,459
Western Gas Partners, Sr. Unscd. Notes		5.45	4/1/44	105,000	108,318
Williams Partners, Sr. Unscd. Notes		4.30	3/4/24	187,000	192,355
Williams Partners, Sr. Unscd. Notes		4.00	9/15/25	83,000	83,395
WMG Acquisition, Sr. Scd. Bonds	EUR	4.13	11/1/24	200,000	227,049
Zoetis, Sr. Unscd. Notes		4.50	11/13/25	185,000	205,014
					21,293,406
Zambia - .5%
Zambian Government, Sr. Unscd. Notes		8.97	7/30/27	950,000	935,365
Zambian Government, Unscd. Notes		5.38	9/20/22	400,000	349,244
					1,284,609
Total Bonds and Notes (cost $81,687,532)				81,343,219
Common Stocks - 1.1%				Shares	Value ($)
Spain - .7%
Grifols, ADR				140,322	2,005,201
Sweden - .1%
Hennes & Mauritz, Cl. B				5,706	160,526
United Kingdom - .3%
Amedeo Air Four Plus				192,032	245,919
Babcock International Group				3,250	39,343
Electra Private Equity				5,493	289,445
Renewables Infrastructure Group				191,053	251,155
					825,862
Total Common Stocks (cost $3,309,604)				2,991,589
Preferred Stocks - .2%
United Kingdom - .2%
Doric Nimrod Air Two (cost $536,270)				187,658	494,991
Options Purchased - .4%				Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Call Options - .1%
British Pound, November 2016 @ GBP 1.21				5,200,000	34,039

Options Purchased - .4% (continued)	Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Call Options - .1% (continued)
EURO STOXX 50 Price EUR, December 2016 @ 3,600	46	51
EURO STOXX 50 Price EUR, December 2017 @ 3,100	46	96,853
FTSE 100 Index, December 2016 @ 6,950	17	28,195
FTSE 100 Index, December 2016 @ 6,950	20	33,171
FTSE 100 Index, December 2016 @ 7,000	15	20,104
Hang Seng China Enterprises Index, December 2016 @ 10,200	6	3,946
Hang Seng China Enterprises Index, December 2016 @ 10,200	25	16,440
iShares iBoxx High Yield Corporate Bond ETF, December 2016 @ 88	365	6,570
iShares MSCI Emerging Markets ETF, December 2016 @ 35	421	112,618
iShares MSCI Emerging Markets ETF, March 2017 @ 39	435	38,280
Markit iTraxx Europe Crossover Index Series 26, March 2017 @ 312.5	2,400,000	15,440
Markit iTraxx Europe Crossover Index Series 26, March 2017 @ 312.5	400,000	2,573
Markit iTraxx Europe Index Series 26, November 2016 @ 72.5	9,400,000	9,688
Mexican Peso, November 2016 @ MXN 19	525,000	11,641
Mexican Peso, November 2016 @ MXN 19	555,000	12,306
Mexican Peso, November 2016 @ MXN 19	1,020,000	22,616
Nikkei 225 Index, December 2016 @ 20,000	10	286
S&P/ASX 200 Index, December 2016 @ 5,400	79	31,129
U.S. Treasury 30 Year Bonds, November 2016 @ 174	19,000	594
U.S. Treasury 30 Years Bonds, November 2016 @ 174	5,000	156
		496,696
Put Options - .3%
Brazilian Real, November 2016 @ BRL 3.20	1,500,000	22,040
CDX North American Investment Grade Index Series 26, December 2016 @ 90	10,600,000	14,656
Colombian Peso, November 2016 @ COP 2,920	1,500,000	5,281

STATEMENT OF INVESTMENTS (continued)

Options Purchased - .4% (continued)	Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Put Options - .3% (continued)
Deutsche Bank, December 2016 @ 11.5	479	17,352
FTSE 100 Index, December 2016 @ 5,000	15	92
FTSE 100 Index, December 2016 @ 6,300	29	7,809
FTSE 100 Index, March 2016 @ 6,500	29	54,842
FTSE MIB Index, December 2016 @ 20,000	28	225,380
Indian Rupee, December 2016 @ INR 66	3,400,000	5,324
Indian Rupee, December 2016 @ INR 66	550,000	861
iShares MSCI Emerging Markets ETF, December 2016 @ 36	446	31,220
iShares MSCI Emerging Markets ETF, March 2017 @ 36	540	82,620
Markit CDX North American Investment Grade Index Series 26, November 2016 @ 85	10,200,000	1,465
Markit iTraxx Europe Crossover Index Series 26, January 2017 @ 400	2,300,000	13,133
Markit iTraxx Europe Crossover Index Series 26, March 2017 @ 387.5	2,400,000	33,589
Markit iTraxx Europe Index Series 26, December 2016 @ 85	4,600,000	5,750
Mexican Peso, November 2016 @ MXN 18	2,100,000	5,002
National Oilwell Varco, January 2017 @ 25	169	5,746
S&P 500 Index, December 2016 @ 1,900	7	4,970
S&P 500 Index, December 2016 @ 2,100	12	45,000
S&P 500 Index, January 2017 @ 2,150	6	42,000
S&P 500 Index, March 2017 @ 2,125	12	96,960
S&P 500 Weeklys Index, February 2017 @ 2,100	6	39,690
S&P 500 Weeklys Index, November 2016 @ 2,100	6	16,650
South African Rand, November 2016 @ ZAR 13.35	1,500,000	17,449
Turkish Lira, November 2016 @ TRY 3.08	1,580,000	3,652
		798,533
Total Options Purchased (cost $2,036,424)	1,295,229

Other Investments - 63.3%	Shares	Value ($)
Registered Investment Companies:
3i Infrastructure	340,070	797,114
BBGI SICAV Fund	182,700	325,375
Dreyfus Institutional Preferred Government Plus Money Market Fund	174,635,827	[e] 174,635,827
GCP Infrastructure Investments	306,480	482,421
Greencoat U.K. Wind	181,939	254,985
HICL Infrastructure Company	522,306	1,090,655
International Public Partnerships	129,125	251,773
John Laing Infrastructure Fund	431,403	668,498
Total Other Investments (cost $178,728,432)	178,506,648
Total Investments (cost $266,298,262)	93.8%	264,631,676
Cash and Receivables (Net)	6.2%	17,454,208
Net Assets	100.0%	282,085,884

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso
BRL—Brazilian Real
COP—Colombian Peso
EUR—Euro
GBP—British Pound
IDR—Indonesian Rupiah
MXN—Mexican Peso
MYR—Malaysian Ringgit
PEN—Peruvian Nuevo Sol
PLN—Polish Zloty
RON—Romanian Leu
RUB—Russian Ruble
THB—Thai Baht
TRY—Turkish Lira

b Variable rate security—rate shown is the interest rate in effect at period end.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $6,549,327 or 2.32% of net assets.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investments	61.9
Corporate Bonds	13.6
Foreign/Governmental	9.5
Asset-Backed	2.0
U.S. Treasury Notes	1.7
Mutual Funds: Foreign	1.4
Commercial Mortgage-Backed	1.1
Common Stocks	1.1
Residential Mortgage-Backed	.9
Options Purchased	.4
Preferred Stocks	.2
93.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Long
CBOE Volatility Index	11	206,525	February 2017	(4,653)
CBOE Volatility Index	10	190,250	March 2017	228
Euro 30 Year Bond	9	1,777,178	December 2016	(91,521)
Euro BTP Italian Government Bond	13	1,977,364	December 2016	506
Financial Futures Short
CAC 40 10 Euro	19	(939,936)	November 2016	(760)
CBOE Volatility Index	12	(206,700)	November 2016	(3,421)
CBOE Volatility Index	12	(209,100)	December 2016	(7,526)
DAX	3	(879,055)	December 2016	(11,203)
DJ Euro Stoxx 50	58	(1,943,839)	December 2016	(19,727)
Euro-Bobl	30	(4,317,800)	December 2016	16,227
Euro-Bond	32	(5,696,734)	December 2016	60,604
FTSE 100	21	(1,781,038)	December 2016	(27,825)
FTSE/MIB Index	1	(93,902)	December 2016	283
U.S. Treasury 10 Year Notes	38	(4,925,750)	December 2016	10,032
U.S. Treasury 2 Year Notes	35	(7,634,922)	December 2016	10,765
U.S. Treasury 5 Year Notes	93	(11,234,109)	December 2015	52,126
U.S. Treasury Ultra Long Bond	2	(351,875)	December 2016	12,683
Gross Unrealized Appreciation				163,454
Gross Unrealized Depreciation				(166,636)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2016

	Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Call Options:
Markit CDX North American Investment Grade Index, Series 27,
December 2016 @ 75	10,600,000	(11,984)
Markit iTraxx Europe Index Series 26,
November 2016 @ 70	18,800,000	(8,956)
EURO STOXX 50 Price EUR,
December 2016 @ 3,800	46	(51)
EURO STOXX 50 Price EUR,
December 2017 @ 3,400	46	(43,680)
FTSE 100 Index,
December 2016 @ 6,000	15	(172,126)
FTSE 100 Index,
December 2016 @ 7,125	74	(52,987)
FTSE MIB Index,
December 2016 @ 24,000	12	(33)
Hang Seng China Enterprises Index,
December 2016 @ 10,600	6	(1,625)
Hang Seng China Enterprises Index,
December 2016 @ 10,600	25	(6,769)
iShares iBoxx High Yield Corporate Bond ETF,
December 2016 @ 90	365	(1,825)
iShares MSCI Emerging Markets ETF,
December 2016 @ 37	421	(53,046)
iShares MSCI Emerging Markets ETF,
March 2017 @ 41	435	(19,140)
Nikkei 225 Index,
December 2016 @ 21,000	10	(95)
S&P/ASX 200 Index,
December 2016 @ 5,500	79	(14,423)
Swiss Market Index,
December 2016 @ 8,000	24	(21,222)
British Pound,
November 2016 @ GBP 1.18	5,200,000	(9,377)
Indian Rupee,
December 2016 @ INR 69	3,400,000	(6,194)

	Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Call Options: (continued)
Indian Rupee,
December 2016 @ INR 69	550,000	(1,002)
Mexican Peso,
November 2016 @ MXN 19	2,100,000	(46,563)
U.S. Treasury 30 Year Bonds,
November 2016 @ 179	19,000	-
U.S. Treasury 30 Year Bonds,
November 2016 @ 179	5,000	-
Put Options:
Markit CDX North American Investment Grade Index, Series 27,
December 2016 @ 75	10,600,000	(43,819)
Markit iTraxx Europe Crossover Index Series 26,
November 2016 @ 387.5	2,300,000	(817)
Markit iTraxx Europe Crossover Index Series 26,
December 2016 @ 350	2,400,000	(20,204)
Markit iTraxx Europe Crossover Index Series 26,
January 2017 @ 437.5	4,600,000	(16,313)
Markit iTraxx Europe Crossover Index Series 26,
March 2017 @ 400	400,000	(4,994)
Markit iTraxx Europe Crossover Index Series 26,
March 2017 @ 400	2,400,000	(29,963)
Markit iTraxx Europe Index Series 26,
December 2016 @ 105	4,600,000	(1,657)
EURO STOXX 50 Price EUR,
December 2017 @ 2,300	46	(41,559)
FTSE 100 Index,
December 2016 @ 5,800	58	(3,550)
FTSE 100 Index,
December 2016 @ 6,000	15	(1,652)
FTSE 100 Index,
December 2016 @ 6,050	26	(3,342)
FTSE 100 Index,
March 2017 @ 6,000	58	(51,469)

STATEMENT OF OPTIONS WRITTEN (continued)

	Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Put Options: (continued)
FTSE MIB Index,
December 2016 @ 19,000	28	(151,765)
Hang Seng China Enterprises Index,
December 2016 @ 8,800	6	(3,830)
Hang Seng China Enterprises Index,
December 2016 @ 8,800	25	(15,956)
iShares iBoxx High Yield Corporate Bond ETF,
December 2016 @ 82	365	(11,680)
iShares MSCI Emerging Markets ETF,
December 2016 @ 28	357	(1,428)
iShares MSCI Emerging Markets ETF,
December 2016 @ 33	892	(16,948)
iShares MSCI Emerging Markets ETF,
March 2017 @ 31	435	(21,315)
iShares MSCI Emerging Markets ETF,
March 2017 @ 33	1,080	(84,240)
S&P 500 Index,
December 2016 @ 1,800	7	(2,527)
S&P 500 Index,
December 2016 @ 1,925	24	(21,240)
S&P 500 Index,
January 2017 @ 2,000	12	(32,700)
S&P 500 Index,
February 2017 @ 1,950	12	(35,460)
S&P 500 Index,
March 2017 @ 1,950	24	(87,840)
S&P 500 Weeklys Index,
November 2016 @ 1,950	12	(7,200)
S&P/ASX 200 Index,
December 2016 @ 5,000	79	(19,050)
Swiss Market Index,
December 2016 @ 8,000	24	(62,719)
Brazilian Real,
November 2016 @ BRL 3	1,500,000	(1,170)
Indian Rupee,
December 2016 @ INR 65	550,000	(180)

	Face Amount Covered by Contracts/ Number of Contracts	Value ($)
Put Options: (continued)
Indian Rupee,
December 2016 @ INR 65	3,400,000	(1,113)
Mexican Peso,
November 2016 @ MXN 17.5	2,100,000	(150)
South African Rand,
November 2016 @ ZAR 12.5	1,500,000	(1,038)
U.S. Treasury 30 Year Bonds,
November 2016 @ 164	19,000	(47,203)
U.S. Treasury 30 Year Bonds,
November 2016 @ 164	5,000	(12,422)
Total Options Written (premiums received $2,008,718)		(1,329,611)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	91,662,435	89,995,849
Affiliated issuers	174,635,827	174,635,827
Cash		506,065
Cash denominated in foreign currency	6,118,381	6,062,284
Cash collateral held by broker—Note 4		9,376,357
Receivable for investment securities sold		3,226,452
Unrealized appreciation on swap agreements—Note 4		1,804,203
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,042,291
Dividends and interest receivable		867,152
Swap premium paid—Note 4		400,025
Receivable for swap variation margin—Note 4		111,859
Receivable for shares of Common Stock subscribed		110,000
Receivable for futures variation margin—Note 4		3,808
Prepaid expenses		73,591
		288,215,763
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		296,961
Payable for investment securities purchased		2,228,146
Unrealized depreciation on swap agreements—Note 4		1,355,587
Outstanding options written, at value (premiums received $2,008,718)—See Statement of Options Written—Note 4		1,329,611
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		584,142
Payable for shares of Common Stock redeemed		96,834
Payable to broker for swap transactions—Note 4		10,093
Accrued expenses		228,505
		6,129,879
Net Assets ($)		282,085,884
Composition of Net Assets ($):
Paid-in capital		283,382,327
Accumulated investment (loss)—net		(912,413)
Accumulated net realized gain (loss) on investments		(238,368)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions [including ($3,182) net unrealized (depreciation) on financial futures and ($8,453) net unrealized (depreciation) on centrally cleared swap transactions]		(145,662)
Net Assets ($)		282,085,884

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,415,597	24,559	100,694,114	179,951,614
Shares Outstanding	114,470	2,000	8,126,038	14,520,575
Net Asset Value Per Share ($)	12.37	12.28	12.39	12.39

See notes to financial statements.

STATEMENT OF OPERATIONS
From December 4, 2015 (commencement of operations) to October 31, 2016

Investment Income ($):
Income:
Interest (net of $22,682 foreign taxes withheld at source)	1,999,466
Dividends (net of $1,185 foreign taxes withheld at source):
Unaffiliated issuers	46,735
Affiliated issuers	361,382
Total Income	2,407,583
Expenses:
Management fee—Note 3(a)	2,083,059
Professional fees	213,810
Amortization of organization expense	142,308
Registration fees	115,321
Custodian fees—Note 3(c)	53,312
Prospectus and shareholders’ reports	12,952
Directors’ fees and expenses—Note 3(d)	12,560
Shareholder servicing costs—Note 3(c)	3,822
Loan commitment fees—Note 2	2,806
Distribution fees—Note 3(b)	169
Miscellaneous	119,582
Total Expenses	2,759,701
Less—reduction in expenses due to undertaking—Note 3(a)	(253,972)
Less—reduction in fees due to earnings credits—Note 3(c)	(10)
Net Expenses	2,505,719
Investment (Loss)—Net	(98,136)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,637,477
Net realized gain (loss) on options transactions	(851,035)
Net realized gain (loss) on financial futures	(1,222,700)
Net realized gain (loss) on swap transactions	(299,012)
Net realized gain (loss) on forward foreign currency exchange contracts	(331,542)
Net Realized Gain (Loss)	(1,066,812)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(978,704)
Net unrealized appreciation (depreciation) on options transactions	(62,088)
Net unrealized appreciation (depreciation) on financial futures	(3,182)
Net unrealized appreciation (depreciation) on swap transactions	440,163
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	458,149
Net Unrealized Appreciation (Depreciation)	(145,662)
Net Realized and Unrealized Gain (Loss) on Investments	(1,212,474)
Net (Decrease) in Net Assets Resulting from Operations	(1,310,610)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
From December 4, 2015 (commencement of operations) to October 31, 2016

Operations ($):
Investment (loss)—net	(98,136)
Net realized gain (loss) on investments	(1,066,812)
Net unrealized appreciation (depreciation) on investments	(145,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,310,610)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,485,666
Class C	25,000
Class I	106,336,092
Class Y	188,101,898
Cost of shares redeemed:
Class A	(56,757)
Class I	(4,764,803)
Class Y	(7,730,602)
Increase (Decrease) in Net Assets from Capital Stock Transactions	283,396,494
Total Increase (Decrease) in Net Assets	282,085,884
Net Assets ($):
Beginning of Period	-
End of Period	282,085,884
Accumulated investment (loss)—net	(912,413)
Capital Share Transactions (Shares):
Class A
Shares sold	119,040
Shares redeemed	(4,570)
Net Increase (Decrease) in Shares Outstanding	114,470
Class C
Shares sold	2,000
Class Ia
Shares sold	8,510,385
Shares redeemed	(384,347)
Net Increase (Decrease) in Shares Outstanding	8,126,038
Class Ya
Shares sold	15,142,666
Shares redeemed	(622,091)
Net Increase (Decrease) in Shares Outstanding	14,520,575

[a]	During the period ended October 31, 2016, 310,268 Class I shares representing $3,843,853 were exchanged for 310,268 Class Y shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 4, 2015 (commencement of operations) to October 31, 2016. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net[a]	(.03)	(.12)	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	(.10)	(.10)	(.10)	(.10)
Total from Investment Operations	(.13)	(.22)	(.11)	(.11)
Net asset value, end of period	12.37	12.28	12.39	12.39
Total Return (%)[b]	(1.04)[c]	(1.76)[c]	(.88)	(.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.94	2.84	1.67	1.63
Ratio of net expenses to average net assets[d]	1.75	2.50	1.50	1.50
Ratio of net investment (loss) to average net assets[d]	(.31)	(1.06)	(.06)	(.06)
Portfolio Turnover Rate[b]	320.11	320.11	320.11	320.11
Net Assets, end of period ($ x 1,000)	1,416	25	100,694	179,952

a Based on average shares outstanding.
b Not annualized.
c Exclusive of sales charge.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Absolute Insight Multi-Strategy Fund (the “fund”) had no operations until December 4, 2015 (commencement of operations), other than matters relating to its organization and registration under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek total return, consisting of capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Pareto Investment Management Limited, a subsidiary of Insight Investment Management Limited (“Insight”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. At commencement, 2,000 initial shares of Common Stock of Class A, C, I and Y were issued to Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares and 7,916,000 Class I shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	5,630,567	-	5,630,567
Commercial Mortgage-Backed	-	3,247,820	-	3,247,820
Corporate Bonds†	-	38,373,692		38,373,692
Equity Securities – Foreign Common Stocks†	2,991,589	-	-	2,991,589
Equity Securities – Foreign Preferred Stocks†	494,991	-	-	494,991

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Foreign Government	-	26,772,776	-	26,772,776
Mutual Funds	178,506,648	-	-	178,506,648
Residential Mortgage-Backed	-	2,529,766	-	2,529,766
U.S. Treasury	-	4,788,598	-	4,788,598
Other Financial Instruments:
Financial Futures††	163,454	-	-	163,454
Forward Foreign Currency Exchange Contracts††	-	1,042,291	-	1,042,291
Options Purchased	1,058,724	236,505	-	1,295,229
Swaps††	-	1,809,412	-	1,809,412
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(166,636)	-	-	(166,636)
Forward Foreign Currency Exchange Contracts††	-	(584,142)	-	(584,142)
Options Written	(1,124,117)	(205,494)	-	(1,329,611)
Swaps††	-	(1,369,249)	-	(1,369,249)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 12/4/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	-	299,200,543	124,564,716	174,635,827	61.9

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

Certain affiliated investment companies may also invest in the fund. At October 31, 2016, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 4,146,275 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated other losses $248,352 and unrealized depreciation $871,943. In addition, the fund deferred for tax purposes late year ordinary losses of $176,148 to the first day of the following fiscal year.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, paydown gains and losses, swap periodic payments and fund start-up costs, the fund decreased accumulated undistributed investment income-net by $814,277, increased accumulated net realized gain (loss) on investments by $828,444 and decreased paid-in capital by $14,167. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 4, 2015 through December 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $253,972 during the period ended October 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Insight, Insight serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $169 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

NOTES TO FINANCIAL STATEMENTS (continued)

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $3,016 and $56, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $549 for transfer agency services and $24 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $10.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $53,312 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $8,817 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $295,869, Distribution Plan fees $16, Shareholder Services Plan fees $304, custodian fees $40,000, Chief Compliance Officer fees $5,688 and transfer agency fees $106, which are offset against an expense reimbursement currently in effect in the amount of $45,022.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2016, amounted to $241,798,703 and $153,821,726, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, currency risk and interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, interest rates,

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currencies, credit or as a substitute for an investment. The fund is subject to market risk, interest rate risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

		Options Terminated
Options Written:	Premiums Received ($)	Cost ($)	Net Realized Gain ($)
Contracts outstanding
December 4, 2015	-
Contracts written	3,995,737
Contracts terminated:
Contracts closed	746,584	741,420	5,164
Contracts expired	1,240,435	-	1,240,435
Total contracts terminated	1,987,019	741,420	1,245,599
Contracts outstanding October 31, 2016	2,008,718

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
Russian Ruble,
Expiring
11/18/2016	16,800,000	265,928	263,791	(2,137)
Goldman Sachs International
Chilean Peso,
Expiring
11/21/2016	694,900,000	1,066,419	1,062,109	(4,310)
Indian Rupee,
Expiring
11/10/2016	66,300,000	982,586	991,167	8,581
HSBC
Australian Dollar,
Expiring
11/17/2016	7,076,926	5,393,338	5,380,995	(12,343)
British Pound,
Expiring
11/17/2016	4,226,243	5,200,000	5,174,596	(25,404)
11/30/2016	210,000	258,472	257,189	(1,283)
1/13/2017	316,000	386,626	387,499	873
Chilean Peso,
Expiring
11/21/2016	534,000,000	799,587	816,184	16,597
Euro,
Expiring
11/17/2016	5,900,451	6,511,118	6,481,588	(29,530)
11/30/2016	200,000	218,345	219,814	1,469
1/13/2017	217,000	237,185	239,064	1,879
Indian Rupee,
Expiring
12/19/2016	71,000,000	1,053,100	1,055,247	2,147
Israeli Shekel,
Expiring
11/22/2016	2,211,160	578,873	576,663	(2,210)
Japanese Yen,
Expiring
11/17/2016	136,687,115	1,326,374	1,304,117	(22,257)
Mexican New Peso,
Expiring
11/17/2016	24,419,850	1,300,000	1,289,405	(10,595)
11/18/2016	30,600,000	1,615,863	1,615,529	(334)
11/22/2016	7,750,000	408,304	408,961	657

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
HSBC (continued)
New Zealand Dollar,
Expiring
11/17/2016	3,685,016	2,600,000	2,633,303	33,303
Peruvian New Sol,
Expiring
11/22/2016	1,180,000	347,429	349,876	2,447
Philippine Peso,
Expiring
11/22/2016	98,930,000	2,046,418	2,042,862	(3,556)
Romanian Leu,
Expiring
11/22/2016	1,154,317	281,363	281,309	(54)
South African Rand,
Expiring
11/17/2016	18,252,260	1,300,000	1,349,099	49,099
11/22/2016	30,120,000	2,174,108	2,224,083	49,975
South Korean Won,
Expiring
11/22/2016	1,471,600,000	1,302,170	1,285,969	(16,201)
Swiss Franc,
Expiring
11/30/2016	40,000	40,512	40,485	(27)
Turkish Lira,
Expiring
11/22/2016	3,300,000	1,065,015	1,061,533	(3,482)
JP Morgan Chase Bank
Indonesian Rupiah,
Expiring
11/22/2016	9,631,500,000	739,017	736,061	(2,956)
UBS
Malaysian Ringgit,
Expiring
11/18/2016	2,900,000	692,563	690,566	(1,997)
Russian Ruble,
Expiring
11/17/2016	65,500,000	1,040,690	1,028,729	(11,961)
Sales:
Citigroup
Colombian Peso,
Expiring
11/22/2016	6,020,800,000	2,048,240	1,995,081	53,159

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
Euro,
Expiring
12/1/2016	1,050,000	1,168,893	1,154,091	14,802
Russian Ruble,
Expiring
11/22/2016	109,150,000	1,710,239	1,712,141	(1,902)
Goldman Sachs International
Chilean Peso,
Expiring
11/21/2016	533,000,000	795,463	814,656	(19,193)
Indonesian Rupiah,
Expiring
11/22/2016	25,831,500,000	1,968,564	1,974,103	(5,539)
Malaysian Ringgit,
Expiring
11/18/2016	3,300,000	788,041	785,816	2,225
Philippine Peso,
Expiring
11/22/2016	62,490,000	1,281,583	1,290,392	(8,809)
Russian Ruble,
Expiring
11/18/2016	66,900,000	1,047,057	1,050,454	(3,397)
HSBC
Australian Dollar,
Expiring
11/17/2016	10,627,307	8,041,154	8,080,556	(39,402)
British Pound,
Expiring
11/17/2016	6,605,284	8,169,805	8,087,484	82,321
11/30/2016	440,000	580,012	538,872	41,140
12/1/2016	1,700,000	2,259,449	2,082,076	177,373
1/13/2017	5,170,000	6,364,901	6,339,783	25,118
Chilean Peso,
Expiring
11/21/2016	1,240,100,000	1,844,903	1,895,412	(50,509)
Chinese Yuan Renminbi,
Expiring
12/14/2016	53,480,000	7,885,842	7,861,785	24,057
12/19/2016	15,930,000	2,353,359	2,340,834	12,525
Euro,
Expiring
11/17/2016	4,697,380	5,177,189	5,160,027	17,162
11/22/2016	3,653,306	4,031,673	4,013,936	17,737

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
HSBC (continued)
11/30/2016	2,030,000	2,275,919	2,231,112	44,807
1/13/2017	11,938,000	13,149,879	13,151,842	(1,963)
Israeli Shekel,
Expiring
11/22/2016	2,336,630	612,957	609,385	3,572
Japanese Yen,
Expiring
11/17/2016	283,200,300	2,700,000	2,701,984	(1,984)
Malaysian Ringgit,
Expiring
11/18/2016	3,100,000	733,259	738,191	(4,932)
11/22/2016	4,360,000	1,032,441	1,037,995	(5,554)
Mexican New Peso,
Expiring
11/1/2016	7,750,000	409,218	410,031	(813)
11/17/2016	50,286,580	2,650,000	2,655,208	(5,208)
11/18/2016	29,900,000	1,590,090	1,578,572	11,518
11/22/2016	28,149,263	1,481,548	1,485,414	(3,866)
New Zealand Dollar,
Expiring
11/17/2016	7,207,533	5,169,236	5,150,485	18,751
Philippine Peso,
Expiring
12/19/2016	36,440,000	758,550	752,219	6,331
Polish Zolty,
Expiring
11/22/2016	4,340,000	1,107,835	1,105,614	2,221
South African Rand,
Expiring
11/17/2016	18,644,470	1,300,001	1,378,089	(78,088)
11/18/2016	22,800,000	1,610,844	1,684,906	(74,062)
11/22/2016	29,704,047	2,069,196	2,193,369	(124,173)
South Korean Won,
Expiring
11/22/2016	2,380,670,000	2,089,331	2,080,366	8,965
Thai Baht,
Expiring
11/22/2016	99,748	2,826	2,849	(23)
Turkish Lira,
Expiring
11/22/2016	4,553,316	1,461,017	1,464,695	(3,678)

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank
British Pound,
Expiring
12/1/2016	2,950,000	3,818,693	3,613,015	205,678
12/22/2016	1,264,287	1,560,000	1,549,526	10,474
Royal Bank of Canada
Brazilian Real,
Expiring
11/22/2016	18,125	5,601	5,639	(38)
Chinese Yuan Renminbi,
Expiring
12/22/2016	17,918,000	2,660,430	2,632,324	28,106
Toronto Dominion Bank
Chinese Yuan Renminbi,
Expiring
12/22/2016	3,100,000	460,568	455,419	5,149
UBS
Brazilian Real,
Expiring
11/17/2016	4,320,000	1,345,794	1,346,166	(372)
11/22/2016	4,000,000	1,269,019	1,244,528	24,491
British Pound,
Expiring
12/1/2016	325,000	435,626	398,044	37,582
Gross Unrealized Appreciation				1,042,291
Gross Unrealized Depreciation				(584,142)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at October 31, 2016:

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Interest Rate Swaps

Notional Amount	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
1,441,000,000	KRW - 3 Month Certificate of Deposit	HSBC	1.42	10/7/2026	12,256

Gross Unrealized Appreciation					12,256

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open total return swaps entered into by the fund at October 31, 2016:

OTC Total Return Swaps

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	63,110	Market Tech Holdings Ltd	Bank of America	10/18/2017	(1,400)
Receive	455,753	Adecco Group AG	Bank of America	10/18/2017	27,018
Receive	318,132	Anglo American PLC	Bank of America	10/18/2017	36,596
Receive	582,159	Atresmedia Corp de Medios de Comunicacion SA	Bank of America	10/18/2017	(6,043)
Receive	1,928,577	ASML Holding NV	Bank of America	10/18/2017	89,575
Receive	149,399	ASOS PLC	Bank of America	10/18/2017	872
Receive	120,452	Beiersdorf AG	Bank of America	10/18/2017	(1,041)
Receive	1,046,716	Continental AG	Bank of America	10/18/2017	(4,862)
Receive	324,488	Countryside Properties PLC	Bank of America	10/18/2017	1,978
Receive	304,511	Euler Hermes Group	Bank of America	10/18/2017	5,038
Receive	927,110	EURO STOXX 50 Index Dividend Futures	Bank of America	12/16/2016	26,423

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	1,389,580	EURO STOXX 50 Index Dividend Futures	Bank of America	12/16/2017	9,375
Receive	1,167,665	EURO STOXX 50 Index Dividend Futures	Bank of America	12/22/2018	53,543
Receive	699,100	EURO STOXX 50 Index Dividend Futures	Bank of America	12/21/2019	38,641
Receive	1,404,403	Eurofins Scientific SE	Bank of America	10/18/2017	(17,237)
Receive	109,804	HSBC Holdings PLC	Bank of America	10/17/2017	2,332
Receive	261,307	Ladbrokes PLC	Bank of America	10/18/2017	(6,718)
Receive	101,866	Land Securities Group PLC	Bank of America	10/18/2017	1,555
Receive	293,630	Nexity SA	Bank of America	10/18/2017	(3,090)
Receive	203,648	Prudential PLC	Bank of America	10/17/2017	(6,064)
Receive	609,472	Reckitt Benckiser Group PLC	Bank of America	10/17/2017	(4,811)
Receive	103,979	RELX PLC	Bank of America	10/17/2017	852
Receive	348,412	Rio Tinto PLC	Bank of America	10/18/2017	41,268
Receive	317,273	Saga PLC	Bank of America	10/18/2017	(3,952)
Receive	36,669	Serco Group PLC	Bank of America	10/18/2017	1,132
Receive	318,536	Severn Trent PLC	Bank of America	10/18/2017	1,267
Receive	529,216	Sherborne Investors Guernsey B Ltd	Bank of America	10/18/2017	4,736
Receive	300,304	STOXX Europe 600 Price Index EUR	Bank of America	10/18/2017	1,536
Receive	27,266	Ubisoft Entertainment SA	Bank of America	10/18/2017	(834)
Receive	131,371	Ultra Electronics Holdings PLC	Bank of America	10/18/2017	(3,247)
Receive	42,741	UNITE Group PLC/The	Bank of America	10/18/2017	(3,330)
Receive	1,481,487	Vivendi SA	Bank of America	10/18/2017	30,202
Receive	150,018	Vodafone Group PLC	Bank of America	10/17/2017	250
Receive	1,005,562	Wendel SA	Bank of America	10/18/2017	2,692
Receive	465,689	Worldpay Group PLC	Bank of America	10/18/2017	(8,396)
Receive	310,608	Zumtobel Group AG	Bank of America	10/18/2017	2,702

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Pay	105,271	Barratt Developments PLC	Bank of America	10/18/2017	1,200
Pay	216,680	BHP Billiton PLC	Bank of America	10/18/2017	(9,109)
Pay	929,136	Bureau Veritas SA	Bank of America	10/18/2017	65,200
Pay	620,949	Enagas SA	Bank of America	10/18/2017	(13,723)
Pay	35,585	FTSE 250 Index	Bank of America	10/17/2017	609
Pay	197,343	FTSE 350 General Retailers Index	Bank of America	10/18/2017	(3,635)
Pay	209,352	FTSE 350 Travel & Leisure Index	Bank of America	10/18/2017	(3,015)
Pay	219,869	Glencore PLC	Bank of America	10/18/2017	(23,528)
Pay	534,889	Hammerson PLC	Bank of America	10/18/2017	5,891
Pay	225,502	Hannover Rueck SE	Bank of America	10/18/2017	(16,046)
Pay	565,879	Heineken NV	Bank of America	10/18/2017	23,497
Pay	462,952	L'Oreal SA	Bank of America	10/18/2017	9,959
Pay	285,688	Mediclinic International PLC	Bank of America	10/18/2017	(3,899)
Pay	1,038,612	SGS SA	Bank of America	10/18/2017	51,760
Pay	187,245	Standard Life PLC	Bank of America	10/17/2017	(9,319)
Pay	233,421	Swiss Re AG	Bank of America	10/18/2017	(10,414)
Pay	435,154	Unilever PLC	Bank of America	10/17/2017	8,757
Receive	126,818	Aberdeen Asset Management PLC	Barclays Bank	1/11/2017	(3,356)
Receive	188,706	Atlantia SpA	Barclays Bank	1/12/2017	7,145
Receive	259,284	Auto Trader Group PLC	Barclays Bank	1/12/2017	(18,288)
Receive	810,600	Babcock International Group PLC	Barclays Bank	1/12/2017	(77,174)
Receive	577,259	Cobham PLC	Barclays Bank	1/12/2017	(107,608)
Receive	107,988	Compass Group PLC	Barclays Bank	1/11/2017	125
Receive	254,491	Crest Nicholson Holdings PLC	Barclays Bank	1/12/2017	(31,439)
Receive	120,631	CRH PLC	Barclays Bank	1/12/2017	8,807
Receive	388,234	Dassault Aviation SA	Barclays Bank	1/12/2017	5,487
Receive	217,084	Deutsche Boerse AG	Barclays Bank	1/12/2017	(10,012)
Receive	206,698	Ferrovial SA	Barclays Bank	1/12/2017	(7,886)
Receive	187,973	Howden Joinery Group PLC	Barclays Bank	1/12/2017	(15,936)

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	219,722	Great Portland Estates PLC	Barclays Bank	1/12/2017	(21,366)
Receive	460,780	HeidelbergCement AG	Barclays Bank	1/12/2017	35,384
Receive	335,347	Ibstock PLC	Barclays Bank	1/12/2017	(3,295)
Receive	414,541	Johnson Matthey PLC	Barclays Bank	1/12/2017	(17,109)
Receive	326,139	Melrose Industries PLC	Barclays Bank	1/12/2017	2,355
Receive	213,566	Micro Focus International PLC	Barclays Bank	1/12/2017	(8,757)
Receive	781,009	Rheinmetall AG	Barclays Bank	1/12/2017	(12,140)
Receive	364,516	Roche Holding AG	Barclays Bank	1/12/2017	(19,740)
Receive	312,788	RPC Group PLC	Barclays Bank	1/12/2017	(8,540)
Receive	424,018	Safran SA	Barclays Bank	1/12/2017	(18,572)
Receive	675,289	Schroders PLC	Barclays Bank	1/12/2017	4,295
Receive	1,396,442	Shire PLC	Barclays Bank	1/12/2017	(56,386)
Receive	607,692	Smiths Group PLC	Barclays Bank	1/12/2017	14,751
Receive	103,208	Spire Healthcare Group PLC	Barclays Bank	1/12/2017	1,668
Receive	187,643	Takkt AG	Barclays Bank	1/12/2017	10,680
Receive	85,473	Tate & Lyle PLC	Barclays Bank	1/11/2017	5,255
Receive	726,703	Unibail-Rodamco SE	Barclays Bank	1/11/2017	(52,604)
Receive	50,852	Workspace Group PLC	Barclays Bank	1/12/2017	(5,515)
Receive	659,419	WPP PLC	Barclays Bank	1/12/2017	(3,210)
Pay	427,152	Abertis Infraestructuras SA	Barclays Bank	1/12/2017	(8,992)
Pay	308,005	AstraZeneca PLC	Barclays Bank	1/12/2017	24,954
Pay	439,294	BAE Systems PLC	Barclays Bank	1/11/2017	(8,682)
Pay	293,946	Bunzl PLC	Barclays Bank	1/12/2017	15,245
Pay	81,762	Buzzi Unicem SpA	Barclays Bank	1/11/2017	1,758
Pay	45,375	Ferrari NV	Barclays Bank	1/12/2017	(5,406)
Pay	90,112	Fiat Chrysler Automobiles NV	Barclays Bank	1/12/2017	(11,378)
Pay	2,408,935	FTSE 250 Index	Barclays Bank	1/12/2017	49,701
Pay	1,314,734	FTSE UK Mid Cap Tradable Plus Index	Barclays Bank	1/12/2017	43,039
Pay	223,606	Galliford Try PLC	Barclays Bank	1/12/2017	(15,108)
Pay	146,426	GKN PLC	Barclays Bank	1/12/2017	3,412

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Pay	335,211	GlaxoSmithKline PLC	Barclays Bank	1/12/2017	9,377
Pay	70,974	Halfords Group PLC	Barclays Bank	1/12/2017	3,052
Pay	587,448	IMI PLC	Barclays Bank	1/12/2017	68,449
Pay	190,365	J D Wetherspoon PLC	Barclays Bank	1/12/2017	240
Pay	179,427	Kingfisher PLC	Barclays Bank	1/12/2017	4,547
Pay	398,739	Klepierre	Barclays Bank	1/11/2017	36,576
Pay	431,631	LafargeHolcim Ltd	Barclays Bank	1/12/2017	(14,054)
Pay	564	McCarthy & Stone PLC	Barclays Bank	1/12/2017	12,183
Pay	389,444	MTU Aero Engines AG	Barclays Bank	1/12/2017	(21,456)
Pay	717,971	Schroders PLC	Barclays Bank	1/12/2017	(17,140)
Pay	510,843	SSE PLC	Barclays Bank	1/12/2017	(13,271)
Pay	1,189,989	STOXX Europe 600 Automobiles & Parts Price EUR	Barclays Bank	1/12/2017	(20,683)
Pay	1,121,490	STOXX Europe 600 Industrial Goods & Services Price EUR	Barclays Bank	1/12/2017	36,313
Pay	306,421	STOXX Europe 600 Insurance Price EUR	Barclays Bank	1/11/2017	(606)
Pay	371,909	Thales SA	Barclays Bank	1/12/2017	(32,436)
Pay	234,638	Whitbread PLC	Barclays Bank	1/11/2017	24,724
Pay	212,238	Wienerberger AG	Barclays Bank	1/12/2017	2,627
Receive	93,411	B&M European Value Retail SA	JP Morgan Chase Bank	11/4/2016	(9,296)
Receive	285,840	Biffa PLC	JP Morgan Chase Bank	11/4/2016	(15,133)
Receive	887,428	Cerved Information Solutions SpA	JP Morgan Chase Bank	11/4/2016	(25,836)
Receive	250,516	DS Smith PLC	JP Morgan Chase Bank	11/4/2016	9,975
Receive	793,384	Electra Private Equity PLC	JP Morgan Chase Bank	11/4/2016	79,295
Receive	228,077	Marks & Spencer Group PLC	JP Morgan Chase Bank	11/4/2016	2,453
Receive	110,857	Marwyn Value Investors Ltd	JP Morgan Chase Bank	11/4/2016	(7,590)
Receive	511,687	Playtech Plc	JP Morgan Chase Bank	11/4/2016	38,661
Receive	531,727	Provident Financial PLC	JP Morgan Chase Bank	11/4/2016	31,903

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	154,114	Rathbone Brothers PLC	JP Morgan Chase Bank	11/4/2016	(5,115)
Receive	663,441	Red Electrica Corp SA	JP Morgan Chase Bank	11/4/2016	(35,743)
Receive	1,493,228	Royal Dutch Shell PLC	JP Morgan Chase Bank	11/4/2016	63,299
Receive	446,846	Sage Group PLC/The	JP Morgan Chase Bank	11/4/2016	(3,153)
Receive	252,869	Savills PLC	JP Morgan Chase Bank	11/4/2016	(3,357)
Receive	29,679	Shanks Group (NPD)	JP Morgan Chase Bank	11/4/2016	12,448
Receive	108,160	Shanks Group PLC	JP Morgan Chase Bank	11/4/2016	(17,023)
Receive	188,686	Snam SpA	JP Morgan Chase Bank	11/4/2016	(6,234)
Receive	58,460	Softcat PLC	JP Morgan Chase Bank	11/4/2016	(920)
Receive	570,562	SPIE SA	JP Morgan Chase Bank	11/4/2016	11,349
Receive	261,170	SSP Group Plc	JP Morgan Chase Bank	11/4/2016	12,120
Pay	237,955	3i Group PLC	JP Morgan Chase Bank	11/4/2016	(15,488)
Pay	2,012,772	EURO STOXX Personal & Household Goods Price EUR	JP Morgan Chase Bank	11/4/2016	39,824
Pay	378,221	EURO STOXX Telecomm. Price EUR	JP Morgan Chase Bank	11/4/2016	(13,126)
Pay	1,679,090	FTSE 250 Index	JP Morgan Chase Bank	11/4/2016	15,422
Pay	149,459	FTSE 350 Banks Index	JP Morgan Chase Bank	11/4/2016	(23,909)
Pay	117,595	FTSE 350 Gas Water & Multiutilities Index	JP Morgan Chase Bank	11/4/2016	2,760
Pay	593,231	Mediaset Espana Comunicacion SA	JP Morgan Chase Bank	11/4/2016	13,211
Pay	1,989,770	Grifols SA	JP Morgan Chase Bank	11/4/2016	145,179
Pay	548,509	Halma PLC	JP Morgan Chase Bank	11/4/2016	7,240
Pay	765,469	Rolls-Royce Holdings PLC	JP Morgan Chase Bank	11/4/2016	34,997
Pay	314,687	Rotork PLC	JP Morgan Chase Bank	11/4/2016	2,603
Pay	1,249,000	Royal Dutch Shell PLC	JP Morgan Chase Bank	11/4/2016	(43,592)

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Pay	553,192	S&P 500 Biotechnology Index Sub Industry Index GICS Level 4	JP Morgan Chase Bank	11/4/2016	67,399
Pay	418,283	STOXX Europe 600 Food & Beverage Price EUR	JP Morgan Chase Bank	11/4/2016	17,558
Pay	1,399,121	STOXX Europe 600 Media Price EUR	JP Morgan Chase Bank	11/4/2016	61,484
Receive	663,067	Anheuser-Busch InBev SA/NV/old	Morgan Stanley Capital Services	6/26/2017	(74,141)
Receive	60,491	Banco Bilbao Vizcaya Argentaria SA	Morgan Stanley Capital Services	6/26/2017	11,700
Receive	349,593	Cie de Saint-Gobain	Morgan Stanley Capital Services	6/27/2017	14,583
Receive	198,931	Leonardo-Finmeccanica SpA	Morgan Stanley Capital Services	6/27/2017	5,186
Receive	566,496	Henkel AG & Co KGaA	Morgan Stanley Capital Services	6/27/2017	(22,343)
Receive	178,384	Koninklijke DSM NV	Morgan Stanley Capital Services	6/27/2017	(7,465)
Receive	339,018	Pernod Ricard SA	Morgan Stanley Capital Services	6/27/2017	7,985
Receive	413,110	Sunrise Communications Group AG	Morgan Stanley Capital Services	6/27/2017	(3,799)
Receive	858,256	Telecom Italia SpA/Milano	Morgan Stanley Capital Services	6/27/2017	42,008
Receive	113,304	TOTAL SA	Morgan Stanley Capital Services	6/26/2017	2,326
Pay	57,647	Air Liquide SA	Morgan Stanley Capital Services	6/27/2017	706
Pay	57,230	Banco Santander SA	Morgan Stanley Capital Services	6/26/2017	(8,305)
Pay	188,747	Galp Energia SGPS SA	Morgan Stanley Capital Services	6/27/2017	(7,827)
Pay	564,296	Henkel AG & Co KGaA	Morgan Stanley Capital Services	6/27/2017	25,373
Pay	59,488	LANXESS AG	Morgan Stanley Capital Services	6/27/2017	(1,424)
Pay	195,589	Randstad Holding NV	Morgan Stanley Capital Services	6/27/2017	(28,963)
Pay	120,746	Umicore NPV	Morgan Stanley Capital Services	6/27/2017	472
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Pay	123,014	Veolia Environnement SA	Morgan Stanley Capital Services	6/27/2017	1,468

Gross Unrealized Appreciation					1,759,592
Gross Unrealized Depreciation					(1,211,640)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the

NOTES TO FINANCIAL STATEMENTS (continued)

settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at October 31, 2016:

OTC Credit Default Swaps

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Sales Contracts:[3]
Barclays Bank
Sky PLC, 6%, 5/21/2027
12/20/2021†	700,000	1.00	91.13	4,356	3,060	1,296
BNP Paribas
Anglo American Capital PLC, 4.45%, 9/27/2020
12/20/2021†	500,000	5.00	276.56	62,561	45,579	16,982
Credit Suisse International
Rolls-Royce PLC, 6.75%, 4/30/2019
12/20/2020†	50,000	1.00	94.76	182	(1,442)	1,624
Rolls-Royce PLC, 6.75%, 4/30/2019
12/20/2020†	50,000	1.00	94.76	182	(1,289)	1,471
Royal Caribbean Cruises Ltd, 5.25%, 11/15/2022
6/20/2021†	400,000	5.00	167.31	60,840	53,010	7,830
Royal Caribbean Cruises Ltd, 5.25%, 11/15/2022
6/20/2021†	150,000	5.00	167.31	22,815	19,663	3,152

OTC Credit Default Swaps (continued)

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[4]
Bank of America
Standard Chartered Bank, 5.875%, 9/26/2017
12/20/2020†	200,000	1.00	196.17	8,285	12,006	(3,721)
Barclays Bank
Markit CDX Emerging Market Index Series 25, 6/20/2021
6/20/2021†	1,300,000	1.00	248.72	80,356	98,376	(18,020)
BNP Paribas
BMW Finance NV, 5%, 8/6/2018
6/20/2021†	200,000	1.00	46.64	(5,711)	(3,252)	(2,459)
Glencore Finance Europe SA, 6.5%, 2/27/2019
12/20/2021†	500,000	5.00	213.84	(80,234)	(73,042)	(7,192)
Union Pacific Corp, 6.625%, 2/1/2029
6/20/2021†	1,250,000	1.00	22.69	(45,365)	(41,770)	(3,595)
Valeo SA, 3.25%, 1/22/2024
6/20/2021†	250,000	1.00	53.94	(6,197)	(2,732)	(3,465)
Citigroup
Colombia Government International Bond, 10.375%, 1/28/2033
12/20/2021†	2,300,000	1.00	173.51	79,264	100,849	(21,585)

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Credit Default Swaps (continued)

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[4] (continued)
Citigroup (continued)
Markit CDX Emerging Market Index Series 26
12/20/2021†	2,500,000	1.00	241.98	165,768	166,534	(766)
Credit Suisse International
Markit CDX Emerging Market Index Series 25, 6/20/2021
6/20/2021†	1,800,000	1.00	248.72	111,263	145,169	(33,906)
Standard Chartered Bank, 5.875%, 9/26/2017
6/20/2021†	200,000	1.00	209.48	10,551	15,256	(4,705)
Union Pacific Corp, 6.625%, 2/1/2029
12/20/2020†	550,000	1.00	19.42	(18,697)	(14,563)	(4,134)
Valeo SA, 3.25%, 1/22/2024
12/20/2020†	150,000	1.00	46.21	(3,878)	(182)	(3,696)
Valeo SA, 3.25%, 1/22/2024
12/20/2020†	50,000	1.00	46.21	(1,293)	180	(1,473)
Valeo SA, 3.25%, 1/22/2024
12/20/2020†	50,000	1.00	46.21	(1,293)	288	(1,581)
Goldman Sachs International
Bank of China Ltd/Hong Kong, 3.125%, 1/23/2019
12/20/2020†	380,000	1.00	100.7	(337)	12,773	(13,110)

OTC Credit Default Swaps (continued)

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[4] (continued)
Goldman Sachs International (continued)
Bank of China Ltd/Hong Kong, 3.125%, 1/23/2019
6/20/2021†	200,000	1.00	115.41	1,136	4,222	(3,086)
BMW Finance NV, 5%, 8/6/2018
12/20/2020†	200,000	1.00	40.19	(5,727)	(2,085)	(3,642)
Daimler AG, 2%, 5/5/2017
12/20/2020†	200,000	1.00	39.62	(5,781)	(3,063)	(2,718)
General Mills Inc, 5.7%, 2/15/2017
12/20/2020†	400,000	1.00	27.96	(12,186)	(11,015)	(1,171)
Veolia Environnement SA, 5.375%, 5/28/2018
12/20/2020†	400,000	1.00	38.68	(11,742)	(6,571)	(5,171)

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Credit Default Swaps (continued)

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[4] (continued)
JP Morgan Chase Bank
Daimler AG, 2%, 5/5/2017
6/20/2021†	200,000	1.00	46.39	(5,738)	(987)	(4,751)
Gross Unrealized Appreciation						32,355
Gross Unrealized Depreciation						(143,947)

†  Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
2 Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted”), indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
3 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
4 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Credit Default Swaps

Reference Obligation ($)†	Notional Amount [1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread(%) [2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Sales Contracts:[3]
Goldman Sachs International
Markit iTraxx Europe Index Series 26
12/20/2026††	2,000,000	1.00	110.00	(17,837)	(13,086)	(4,751)
Markit iTraxx Europe Index Series 26
12/20/2026††	2,200,000	1.00	110.00	(19,620)	(11,638)	(7,982)
Markit iTraxx Europe Index Series 26
12/20/2026††	700,000	1.00	110.00	(6,242)	(7,472)	1,230
Purchased Contracts:[4]
Goldman Sachs International
Markit iTraxx Europe Index Series 26
12/20/2021††	2,000,000	1.00	73.00	(32,531)	(33,852)	1,321
Markit iTraxx Europe Index Series 26
12/20/2021††	2,200,000	1.00	73.00	(35,784)	(38,442)	2,658

NOTES TO FINANCIAL STATEMENTS (continued)

Centrally Cleared Credit Default Swaps (continued)

Reference Obligation ($)†	Notional Amount [1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread(%) [2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[4] (continued)
Goldman Sachs International (continued)
Markit iTraxx Europe Index Series 26
12/20/2021††	700,000	1.00	73.00	(11,386)	(10,457)	(929)
Gross Unrealized Appreciation					5,209
Gross Unrealized Depreciation					(13,662)

†     Clearing House-Chicago Mercantile Exchange
†† Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
2 Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
3 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
4 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	175,949	[1,2,3]	Interest rate risk	(151,146)	[1,4]
Equity risk	2,818,077	[1,2,3]	Equity risk	(2,351,247)	[1,2,4]
Foreign exchange risk	1,182,502	[3,5]	Foreign exchange risk	(650,929)	[4,5]
Credit risk	133,858	[2,3]	Credit risk	(296,316)	[2,4]
Gross fair value of derivative contracts	4,310,386			(3,449,638)

Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2] Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the
Statement of Assets and Liabilities.

[3] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4] Outstanding options written, at value.
[5] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	(403,901)		(3,723)		-		(30,904)		(438,528)
Equity	(340,120)		(77,077)		-		458,729		41,532
Foreign exchange	(478,679)		(765,096)		(331,542)		-		(1,575,317)
Credit	-		(5,139)		-		(726,837)		(731,976)
Total	(1,222,700)		(851,035)		(331,542)		(299,012)		(2,704,289)

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	71,422		(38,380)		-		12,256		45,298
Equity	(74,604)		125,989		-		547,952		599,337
Foreign exchange	-		(167,895)		458,149		-		290,254
Credit	-		18,198		-		(120,045)		(101,847)
Total	(3,182)		(62,088)		458,149		440,163		833,042

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	163,454	(166,636)
Options	1,295,229	(1,329,611)
Forward contracts	1,042,291	(584,142)
Swaps	1,809,412	(1,369,249)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	4,310,386	(3,449,638)
Derivatives not subject to
Master Agreements	(1,251,152)	1,362,866
Total gross amount of assets
and liabilities subject to
Master Agreements	3,059,234	(2,086,772)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	546,456		(167,434)	(270,000)		109,022
Barclays Bank	485,010		(485,010)	-		-
BNP Paribas	32,422		(32,422)	-		-
Citigroup	145,046		(69,408)	(75,638)		-
Goldman Sachs International	67,575		(67,575)	-		-
HSBC	665,161		(522,713)	-		142,448
JP Morgan Chase Bank	906,777		(296,332)	(394,000)		216,445
Morgan Stanley Capital Services	111,807		(111,807)	-		-
Royal Bank of Canada	28,106		(38)	-		28,068
Toronto Dominion Bank	5,149		-	-		5,149
UBS	65,725		(14,330)	-		51,395
Total	3,059,234		(1,767,069)	(739,638)		552,527

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(167,434)		167,434	-		-
Barclays Bank	(735,015)		485,010	-		(250,005)
BNP Paribas	(46,674)		32,422	-		(14,252)
Citigroup	(69,408)		69,408	-		-
Goldman Sachs International	(80,561)		67,575	-		(12,986)
HSBC	(522,713)		522,713	-		-
JP Morgan Chase Bank	(296,332)		296,332	-		-
Morgan Stanley Capital Services	(154,267)		111,807	-		(42,460)
Royal Bank of Canada	(38)		38	-		-
UBS	(14,330)		14,330	-		-
Total	(2,086,772)		1,767,069	-		(319,703)

1 Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	4,352,473
Equity options contracts	950,567
Interest rate financial futures	23,785,838
Interest rate options contracts	46,297
Foreign currency financial futures	5,035,136
Foreign currency options contracts	256,291
Forward contracts	89,170,738
Credit options contracts	95,436

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2016:

Average Notional Value ($)
Equity total return swap agreements	43,922,568
Interest rate swap agreements	210,344
Credit default swap agreements	27,994,647

At October 31, 2016, the cost of investments for federal income tax purposes was $266,072,374; accordingly, accumulated net unrealized depreciation on investments was $1,440,698, consisting of $1,064,027 gross unrealized appreciation and $2,504,725 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
BNY Mellon Absolute Insight Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of BNY Mellon Absolute Insight Multi-Strategy Fund (the sole series comprising BNY Mellon Absolute Insight Funds, Inc.) as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from December 4, 2015 (commencement of operations) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Absolute Insight Multi-Strategy Fund at October 31, 2016 and the results of its operations, the changes in its net assets and the financial highlights for the period from December 4, 2015 to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (78)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

Robin A. Melvin (53)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2015.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2015.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2015.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2015.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2015.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

BNY Mellon Absolute Insight Multi-Strategy Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Pareto Investment
Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: MAJAX Class C: MAJCX Class I: MAJIX Class Y: MAJYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 4012AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2015 and $132,478 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $6,430 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h); (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended; (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events; and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2015 and $5,444 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $5 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2015 and $20,423,084 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)